FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Account")

                                  Supplement to

                           OVERTURE Annuity III-Plus,
                         Prospectus Dated May 1, 2003

                          Supplement Dated June 12, 2007

On June 7, 2007, the Board of Directors of Calvert Variable Series, Inc. (the "Fund"), of which the Ameritas Income & Growth Portfolio (the "Portfolio") is a series, approved a sub-advisory agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Summit Investment Partners, Inc. ("Summit") for the management of the Portfolio. Thus, effective June 8, 2007, the Ameritas Income & Growth Portfolio will be sub-advised by Summit. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company, which is an indirect subsidiary of UNIFI Mutual Holding Company ("UNIFI").

Due to the affiliation between the Advisor (a wholly-owned subsidiary of Calvert Group, Ltd., which also is an indirect subsidiary of UNIFI) and Summit, this change in subadvisor is subject to shareholder approval. The Fund will submit a filing to the Securities and Exchange Commission detailing this change and will send it to shareholders on or about July 1, 2007.

The First Ameritas prospectus listed above is amended by replacing all references to Fred Alger Management, Inc. as the subadvisor of the Ameritas Income & Growth Portfolio with references to Summit.

All other Policy provisions remain as stated in your Policy and prospectus.

Please see the Fund's Ameritas Income & Growth prospectus for more information about the Portfolio.

     This Supplement should be retained with the current prospectus for your variable Policy issued by
                First Ameritas Life Insurance Corp. of New York.
          If you do not have a current prospectus, please contact First
                          Ameritas at 1-800-745-1112.